CSMC 2022-NQM4 Trust ABS-15G

Exhibit 99.40

CSMC 2022-NQM4

Due Diligence Review

Narrative Summary

June 21, 2022

Prepared by

Mission Global, LLC

For

DLJ Mortgage Capital, Inc.

This report is prepared by Mission Global, LLC ("Mission") and summarizes the results of a due diligence review performed on a pool of thirty-seven (37) residential mortgage loans. Mission was engaged by Residential Real Estate Review, Inc. (“RRR”) on behalf of Credit Suisse Securities (USA) LLC and DLJ Mortgage Capital, Inc., to perform due diligence services on the pool. RRR provided Mission Global, LLC ("Mission") with a data tape, from which 100% of the loan sample was selected and loan data was entered into and analyzed using the Mission Global Grade® Underwriting and Diligence grading solution. Mission performed a detailed credit re-underwrite and limited regulatory compliance review of 100% loans. Mission performed the review beginning on May 15, 2022 and completed the review on June 15, 2022.

Mission Global is a technology-forward service provider built on a culture of deep client service. Mission is a rating agency approved Third Party Review firm delivering underwriting and compliance audits for residential and business purpose loans. Since 1994, Mission Global and its predecessor company, Global Financial Review have provided comprehensive loan due diligence, re-underwriting, and asset management services to clients in the financial services industry.  In 2015, Global Financial Review merged with the leading Secondary market consulting firm Mission Capital Advisors, LLC to form Mission Global, LLC. In 2020, Mission Capital Advisors, LLC and Mission Global, LLC were acquired by the leading real estate sales, financing and advisory service firm and now a wholly-owned subsidiary of Marcus & Millichap (NYSE:MMI).

Mission performed a full credit re-underwrite, regulatory compliance, valuation and data integrity review to meet the criteria as published by the Nationally Recognized Statistical Rating Organizations. This deal is to be rated in accordance with the published guidelines of Standard & Poor’s Global Ratings (S&P Ratings) and Kroll Bond Rating Agency (KBRA).

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All thirty-seven of the loans reviewed, 23 of the loans are investment or business purpose loans and are considered ATR/QM Exempt. The loan pool is a mix of cross-collateralized residential rental properties consisting of 1) single family residences, condominiums, townhomes or one-to-four unit multi-family properties, or 2) single property multi-door, five to twenty unit multi-family properties.

1.	File RE-Underwrite Credit Review

The loans were originated by Finance America Mortgage, LLC. A full re-underwriting credit review was conducted to verify that the requisite underwriting guidelines as specified by loan program were met. Confirmation of the loan terms was conducted through recalculation and review of documentation contained in the loan files and documents provided to Mission.

The Credit Qualification review will consist of the following:

1.1	Guidelines and Overlays

Mission reviewed each loan each mortgage loan to ensure it met the requisite guideline requirements as specified by the Client guidelines. In lieu of specific requirements, Mission also considered Regulation Z requirements including Appendix Q where applicable.

In addition to the guidelines there were three unique overlays for each type of loan program reviewed:

➢ Finance America Express

These guideline overlays provided additional specific qualification requirements and program specific metric such as min and max loan amounts, cash out refinance limits, ranges of values for acceptance, geographic eligibility, escrow requirements, note, rate and term specific details, qualifying property types, residency requirements, limits on seller and third-party contributions, valuation and title requirements The guidelines and overlays also specified borrower requirements such as credit tradeline and credit event requirements, income and asset qualifications, and citizenship requirements.

1.2	Employment and Income

These were non-QM/ATR Exempt qualified investment purposes loans. All were residential rental properties, so DSCR ratios were used to qualify the income. In these cases, rental property income was both estimated or stated, and/or verified through leases and rent rolls. Mission verified the file documentation for minimum required DSCR scores in accordance with Client provided underwriting guidelines.

1.3	Income

Borrower income was not verified as not a factor in the DSCR loans.

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1.4	Assets

Mission confirmed the presence of adequate asset documentation to comply with the Client provided underwriting guideline requirements for closing funds, reserves and borrower liquidity. Mission verified the file documentation for minimum required level of asset reserves of 6 months for residents and 12 months for Foreign National borrowers in accordance with Client provided underwriting guidelines.

1.5	Debt-to-Income Ratio

DTI ratios were not calculated on these loans.

1.6	Debt Service Coverage Ratio

On all investment related loans that were qualified under the DSCR Rate programs. The lender used a form of DSCR calculation that differs slightly from standard DSCR calculation. The formula excluded from rental income and expenses such as taxes, insurance and HOA expenses and then divides the resulting “net rental income” by principal and interest only. This method of calculation can result mathematically in a slightly higher DSCR ratio that the standard DSCR calculation. In each loan Mission verified the rental income from each independent property and compiled the income results for each property associated with the loan. This was then divided by the principal and interest for the loan to verify the Debt Service Coverage Ratio used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines and requirements. Rental income used in the calculation for each loan was either verified from an in-place lease and verification of payment or based upon projected market rents taken from the 1007 in the subject property appraisal. The guidelines do allow for the use of higher actual rent from an in-place lease provided there was verifiable evidence of payment. Where the higher amount was used Mission verified proof of payment otherwise the lower of actual or projected market rents is used in the DSCR calculation.

1.7	Property Valuation

As noted earlier many of these properties were cross collateralized. Mission analyzed all appraisals provided by Originator. In some loans only selected properties were appraised as need to meet LTV requirements so some properties do not show an original appraised value.

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1.7.1	Property Valuation - single family residences, condominiums, townhomes or one-to-four unit multi-family properties

Mission ordered standard secondary value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. In all cases an AVM was used to validate original value. If the representative value tolerance was 10% or greater or the confidence scores did not exceed a score of 70 another secondary valuation product including a BPO or Desk review was utilized to establish value used for LTV. Mission verified the valuation waterfall in each case to determine if based upon AVM values whether a Desk review or a second appraisal was required and to verify all valuation documentation met the requirements of Client provided underwriting guidelines.

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1.7.2	Property Valuation – single property multi-door, five to twenty unit multi-family properties

These properties are usually consider small balance commercial properties even though they are generally considered residential family properties or small apartment type complexes. In some cases standard AVMs are available. Collateral Analytics also produces a Commercial AVM or CAVM as it is called. This product provides comps from similar type properties and is standard in every other way to a normal AVM except they do not offer Confidence scores. Given the quality of the sales comparables used in these products Mission felt it offered adequate secondary valuation support. If the value was not supported with in the 10% tolerance, we ordered a commercial BPO.

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1.8	Loan-to-Value Ratio

Mission recalculated LTV based upon the total supported values of all the properties collaterized in the loan valuation waterfall. We verified the recalculated loan-to-value ratio and combined loan-to-value ratio were accurate both at origination and supported by secondary valuations. To determine if a secondary valuation was met we look at the total of all loans, if one AVM or BPO score was outside of tolerance, we looked to the other properties to see if the valuation was supported overall. When this was the case, the loan was then graded a B. If not supported, a Finding was set and the loan was graded as a D and met Client provided underwriting guideline and regulatory requirements.

1.9	Credit History

Mission reviewed the initial credit reports used at origination to verify that the borrower(s) demonstrate adequate credit depth to comply with the Client provided underwriting guideline requirements. In the case of two borrowers, the lender allowed the higher of the borrowers mid-score to be used for qualifying.

1.10	Credit Scores

Mission captured FICO scores from credit reports used at origination to validate that borrower(s) met minimum requirements of the Client provided underwriting guidelines.

1.11	Compensating Factors

Mission reviewed all provided guideline exceptions and verified exceptions to the Client provided underwriting guidelines were documented and that compensating factors were reasonable.

2.	Document Review

Mission’s review of each loan file confirmed the presence of material documentation as applicable to the specifics of the loan transaction.

2.2	Title Commitment and Policy

Mission verified the presence of at a minimum the initial title commitment or final title policy. Mission confirmed the vested parties and the description of the property, liens and tax assessments. Given the recent origination of many of the loans contained only an initial title commitment. Comments on loans where the final title policy was still pending were noted in the resolution of each loan in the grading findings.

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2.3	Mortgage Note & Security Instrument

Verify the presence of the mortgage note or security instrument. Confirm that the document has been executed by all borrowers and that all riders, addendums and endorsement were present and duly executed. Mission confirmed that Mortgage note was either fixed or adjustable according to requirements of the Client provided

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underwriting guidelines and captured relevant Note data specific to each loan.

2.4	Mortgage & Deed of Trust

Mission verified the presence of a copy Mortgage or Deed of Trust and confirmed that the documents were executed by all required parties and that all riders, addendums and exhibits as required exist in the loan file. Mission also verified that the Mortgage was recorded or sent for recording. Given the recent origination of many of the loans contained only an executed Mortgage not a recorded document. Comments on loans where recorded Mortgage was still pending were noted in the resolution of each loan in the grading findings.

2.5	Income Documentation

Mission verified the presence of rental income, leases and other related documentation as required by the Client provided underwriting guidelines for all borrowing parties contributing income to the DSCR ratio calculation.

2.6	Asset Documentation

Mission verified the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.

2.7	Proof of Insurance

Mission verified the presence of insurance policies and certificates for mortgage, hazard and flood insurance on each loan depending upon the specifics of the loan. Mission confirmed that adequate coverage is present to meet the requirements of the Client provided underwriting guidelines.

3.	Regulatory Compliance

These were all investment or business purpose loans and are considered ATR/QM Exempt and also exempt from most Regulatory requirements therefore a very limited Compliance review was completed to verify that each loan was originated in compliance with only the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan.

3.1	Regulatory Compliance Disclaimer

Please be advised that Mission did not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Mission are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Mission is relying in reaching such findings.

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Please be further advised that Mission does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Mission do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Mission. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Mission to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Mission are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

3.2	Misrepresentation and Third-Party Report Review

Mission verified that fraud reports were present on all loans and independent third-party property valuations reports are in the file.

3.2.1	Misrepresentation Review

Mission validated the presence of a Fraud Guard report on each loan to identify potential misrepresentations of income, employment, identity, occupancy, transaction and appraisal misrepresentation or other areas of potential misrepresentation.

3.2.2	Alerts

Mission validated credit report alerts for accuracy and potential issues.

3.2.3	Social Security Numbers

Mission verified SSN(s) across all file documents.

3.2.4	Document Integrity

Mission validated to the extent possible for apparent alterations to loan documents.

3.2.5	Data Consistency

Mission validated the documents contained in the loan file for consistency of data.

3.2.6	5.1.6 Third Party Fraud Tools

To the extent a third-party Fraud Guard was present in the loan file, Mission reviewed high level or critical warnings were reviewed and addressed.

4.	Data Integrity Review

Mission was provided with a Client bid tape to conduct a Data Integrity Review. The Client provided a data tape with the following data fields and Mission compared the field to the applicable source document and reported all variances.

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The following fields were provided and compared:

▪	Borrower First Name
▪	Borrower Last Name
▪	Co-Borrower First Name
▪	Co-Borrower Last Name
▪	# of Units Financed
▪	Contract Sales Price
▪	Debt Service Coverage Ratio (Business Purpose Investment loans)
▪	Borrower Qualifying FICO
▪	Borrower Total Income
▪	Occupancy
▪	First Payment Date
▪	Primary Appraised Value for LTV
▪	Note Date
▪	Original Note Interest Rate
▪	Original Loan Amount
▪	Original LTV
▪	Original P&I
▪	Property Type
▪	Refinance Purpose
▪	Subject Property Street
▪	Subject Property City
▪	Subject Property State
▪	Subject Property Zip

5.	Loan and Exception Level Grading Methodology

Pursuant to the applicable NRSRO criteria, Mission graded each loan exception with an event level 1 for exceptions findings that are informational in nature, event level 2 for exceptions findings that are considered non-material, event level 3 for exceptions findings that are considered material. In accordance applicable NRSRO criteria exceptions and overall initial loan grades and final loan Grades were assigned with an A, B, C or D. The methodology for the application of RMBS grading is defined by each NRSRO in their current industry publications as updated from time to time.

Pursuant to the applicable NRSRO criteria, Mission graded certain compliance exceptions as non-material based on seasoning of the mortgage loan. Where applicable, mortgage loans that are seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The period is not limited for claims, other than recission, which are raised as a defense to foreclosure. Information contained in any Mission reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

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S&P RATINGS AND KBRA GRADING METHODOLOGY

NRSRO Grade	# of Loans	% of Loans (by count) in MISSION Population
A	10	27.0%
B	16	43.2%
C	0	0%
D	11	29.7%

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NRSRO GRADE SUMMARY
NRSRO GRADE	# of Loans	% of Loans (by count) in MISSION Population
CREDIT
A	37	100.0%
B	0	0%
C	0	0%
D	0	0%

COMPLIANCE
A	37	100.0%
B	0	0%
C	0	0%
D	0	0%

PROPERTY/VALUE
A	10	27.0%
B	16	43.2%
C	0	0%
D	11	29.7%

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DATA INTEGRITY REVIEW

Data Compare Summary (Total)
CSMC_2022-NQM4_FINAL
Run Date - 6/20/2022 12:30:00 PM

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	0	37	0.00%
Borrower Last Name	0	37	0.00%
Coborrower First Name	0	37	0.00%
Coborrower Last Name	0	37	0.00%
# of Units	1	37	2.70%
Contract Sales Price	0	37	0.00%
Debt Service Coverage Ratio	36	37	97.30%	All variances were the result of rounding differences or other variations in debts what was captured from the credit reports. Mission verified all captured DSCR ratios met Guidelines.
Borrower Qualifying FICO	9	37	24.32%	All variances were the result of rounding differences or other slight variations in what was captured from the credit reports. Mission verified all captured FICO scores met Guidelines.
Borrower Qualifying DTI	0	0	#DIV/0!	All variances were the result of rounding differences or other variations in what was captured from the credit reports. Mission verified all captured DTI ratios met Guidelines.
Borrower Total Income	0	0	#DIV/0!	not included in tape
Occupancy	0	37	0.00%
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First Payment Date	3	37	8.11%	We are unable to determine variance in tape dates. In all cases Mission verified initial payment date from the Promissory Note.
Primary Appraised Value for LTV	7	37	18.92%	We used the ASF designated waterfall which resulted in a tiered waterfall for values. The variances are the result of lower values from either purchase contracts or secondary valuations. on this loan the tape data used Appraisal rather than the lower sales price. Mission verified that the lower valuation met guideline requirement.
Note Date	1	37	2.70%	We are unable to determine variance in tape dates. In all cases Mission verified Note date from the Promissory Note.
Note Type	0	37	0.00%
Original Note Interest Rate	0	37	0.00%
First Interest Rate Change Date	0	37	0.00%
Original Loan Amount	0	37	0.00%
Original LTV	13	37	35.14%	Mission verified in each case that the lower LTV met guideline requirements or an exception with compensating factors was present.
Original P&I	0	37	0.00%
Property Type	0	37	0.00%
Purpose	0	37	0.00%
Refi Purpose	0	37	0.00%
Property Street	0	37	0.00%
Property City	0	37	0.00%
Property State	0	37	0.00%
Property Zip	0	37	0.00%
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POOL DETAILS

Amortization Type			Borrower Citizenship
Type	91	% of Pool	Type	Count	% of Pool
Fixed	37	100.0%	Foreign National	1	3%
Total	37	100%	Non Permanent Resident Alien	0	0%
			Permanent Resident Alien	0	0%
			Unknown	0	0%
			US Citizen	36	97%
			Total	37	100%
Loan Purpose
Type	Count	% of Pool	Occupancy
Purchase	11	30%	Type	Count	% of Pool
Refinance - Cash Out	21	57%	Investment	37	100%
Refinance - Limited Cash Out	0	0%	Primary Residence	0	0%
Refinance - Rate and Term	5	14%	Secondary Residence	0	0%
Total	37	100%	Total	37	100%

Original Interest Rate			Property Type
Type	Count	% of Pool	Type	Count	% of Pool
< 3.500%	0	0%	1 Family Attached	0	0%
3.500 - 3.999%	0	0%	2 Family	0	0%
4.000 - 4.499%	5	14%	3 Family	0	0%
4.500 - 4.999%	13	35%	4 Family	0	0%
5.000 - 5.499%	6	16%	Condo, High-rise	0	0%
5.500 - 5.999%	6	16%	Condo, Low-rise	0	0%
6.000 - 6.499%	5	14%	PUD	0	0%
6.500 - 6.999%	1	3%	Single Family Detached	0	0%
7.000 - 7.499%	1	3%	Townhouse	0	0%
7.500 - 7.999%	0	0%	Single Wide Manufactured Housing	0	0%
>= 8.000%	0	0%	Other	37	100%
Total	37	100%	Total	37	100%

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POOL DETAILS

Qualifying FICO Credit Score			Verified DSCR
Type	Count	% of Pool	Type	Count	% of Pool
501 - 600	0	0%	Null	0	0%
601 - 700	6	16%	< 1.00	5	14%
701 - 800	29	78%	1.00 - 1.99	28	76%
801 - 900	1	3%	2.00 - 2.99	4	11%
No FICO	1	3%	3.00 - 3.99	0	0%
Total	37	100%	>= 4.00	0	0%
			Total	37	100%

Verified DTI
Type	Count	% of Pool
< 10 or Null	37	100%
10 - 19	0	0%
20 - 29	0	0%
30 - 39	0	0%
40 - 49	0	0%
>= 50	0	0%
Total	37	100%

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